Exhibit 99.1

atai Life Sciences Secures Term Loan Facility for up to $175 Million from Hercules Capital

-	Non-dilutive financing facility, plus $312M existing cash on hand as of June 30, 2022, gives atai access to up to $487M to continue developing next generation mental health treatments

-	Flexible draw availability provides optionality to optimize liquidity and capital structure moving forward

NEW YORK and BERLIN, August 15, 2022 — atai Life Sciences N.V. (Nasdaq: ATAI) (“atai”), a clinical-stage biopharmaceutical company aiming to transform the treatment of mental health disorders, today announced that the company has entered into a term loan facility for up to $175 million with Hercules Capital, Inc. (NYSE: HTGC).

“The non-dilutive capital from this term loan facility combined with the cash already on our balance sheet further reinforces atai’s financial strength, providing us with strategic flexibility as we build a leading mental health company committed to addressing the significant unmet patient needs in neuropsychiatry,” said Florian Brand, Chief Executive Officer and Co-Founder of atai. “While we continue to execute on our diversified pipeline of differentiated drug candidates, we look forward to several anticipated near-term catalysts across our key programs, including Phase 2a data of PCN-101 in treatment-resistant depression towards the end of this year.”

“Hercules is pleased to partner with atai as it advances a pipeline of novel assets designed to bring new treatment options to patients suffering from mental health disorders,” said Janice Bourque, Managing Director at Hercules Capital. “The significant commitment from Hercules is intended to help atai execute on its important mission and reflects our dedication to financing innovative life science companies,” added Michael Dutra, Managing Director at Hercules Capital.

Under the terms of the $175 million loan facility, $15 million was drawn at closing, with an additional $20 million available to be drawn at atai’s option by March 15, 2023, and thereafter, an additional $25 million available to be drawn at atai’s option by December 15, 2023. The remaining $115 million becomes available in tranches through March 31, 2025, subject to the satisfaction of certain conditions. The loan facility bears interest at a calculated prime-based variable rate currently at 10.05% and matures 48 months from closing, which may be extended to 54 months upon achievement of certain performance milestones. The interest only period is 30 months from closing, which may be extended to up to 42 months upon achievement of certain milestones.

Additional details of the loan agreement will be filed with the Securities and Exchange Commission on a Current Report on Form 8-K.

Latham & Watkins served as legal counsel to atai. Morrison & Foerster LLP served as legal counsel to Hercules Capital.

About atai Life Sciences

atai Life Sciences is a clinical-stage biopharmaceutical company aiming to transform the treatment of mental health disorders. Founded in 2018 as a response to the significant unmet need and lack of innovation in the mental health treatment landscape, atai is dedicated to acquiring, incubating, and efficiently developing innovative therapeutics to treat depression, anxiety, addiction, and other mental health disorders.

By pooling resources and best practices, atai aims to responsibly accelerate the development of new medicines across its companies to achieve clinically meaningful and sustained behavioral change in mental health patients.

atai’s vision is to heal mental health disorders so that everyone, everywhere can live a more fulfilled life. For more information, please visit https://www.atai.life/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “anticipate,” “initiate,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. All statements contained in this press release other than statements of historical fact should be considered forward-looking statements, including without limitation statements regarding the anticipated benefit of the term loan facility funding and achievement of related milestone conditions, and the plans and objectives of management for future operations and capital expenditures. The forward-looking statements in this press release are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, including without limitation: we are a clinical-stage biopharmaceutical company and have incurred significant losses since our inception, and we anticipate that we will continue to incur significant losses for the foreseeable future; we will require substantial additional funding to achieve our business goals, and if we are unable to obtain this funding when needed and on acceptable terms, we could be forced to delay, limit or terminate our product development efforts; our limited operating history may make it difficult to evaluate the success of our business and to assess our future viability; we have never generated revenue and may never be profitable; clinical and preclinical development is uncertain, and our preclinical programs may experience delays or may never advance to clinical trials; we rely on third parties to assist in conducting our clinical trials and some aspects of our research and preclinical testing, and those clinical trials, including progress and related milestones, may be impacted by several factors including the failure by such third parties to meet deadlines for the completion of such trials, research, or testing, changes to trial sites and other circumstances; we cannot give any assurance that any of our product candidates will receive regulatory approval, which is necessary before they can be commercialized; third parties may claim that we are infringing, misappropriating or otherwise violating their intellectual property rights, the outcome of which would be uncertain and may prevent or delay our development and commercialization efforts; and a pandemic, epidemic, or outbreak of an infectious disease, such as the COVID-19 pandemic, may materially and adversely affect our business, including our preclinical studies, clinical trials, third parties on whom we rely, our supply chain, our ability to raise capital, our ability to conduct regular business and our financial results. These and other important factors described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as updated by our subsequent filings with the SEC, may cause our actual results, performance, or achievements to differ materially and adversely from those expressed or implied by the forward-looking statements. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Contact Information

Investor Contact:

Stephen Bardin

Deputy Chief Financial Officer

Email: IR@atai.life

Media Contact:

Allan Malievsky

Senior Director, External Affairs

Email: PR@atai.life